                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                  PURSUANT TO SECTION 13 OR 15(d) OF
                                                  THE SECURITIES EXCHANGE ACT OF 1934

                                  Date of Report (Date of earliest event reported): December 20, 2002

                                              American Skandia Life Assurance Corporation
                                          (Exact Name of Registrant as Specified in Charter)

                                                              Connecticut
                                            (State or Other Jurisdiction of Incorporation)

                            33-44202                                       06-1241288
                  (Commission File Number)           (IRS Employee Identification No.)

                  One Corporate Drive
                  Shelton, Connecticut                                          06484
         (Address of Principal Executive Offices)                     (Zip Code)

         Registrant's telephone number, including area code:  (203) 926-1888

                                                                 Not Applicable
                                          Former name or former address, if changed since last report

Item 5.   Other Events

On December 20, 2002, Skandia Insurance Company Ltd. (publ), an insurance company organized under the laws of the Kingdom of Sweden
("Skandia"), and the ultimate parent company of American Skandia Life Assurance Corporation (the "Company"), announced that it has entered into a definitive purchase agreement with Prudential Financial, Inc., a New Jersey corporation ("Prudential Financial"), whereby Prudential Financial will acquire the Company and certain of its affiliates.

Consummation of the transaction is subject to various closing conditions, including regulatory approvals, filing under the
Hart-Scott-Rodino Antitrust Improvements Act and approval by the board of directors and shareholders of the mutual funds advised by the Company's affiliates.  The transaction is expected to close during the second quarter of 2003.

Certain of the statements included in this filing constitute forward-looking statements within the meaning of the U. S. Private
Securities Litigation Reform Act of 1995. Words such as "expects," "believes," "anticipates," "intends," "plans," "assumes,"
"estimates," "projects," or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management's current expectations and beliefs concerning future developments and their potential effects upon the
Company. There can be no assurance that future developments affecting the Company will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including without limitation: general economic, market and political conditions, including the performance of financial markets, interest rate fluctuations and the continuing impact of the events of September 11, 2001;
volatility in the securities markets; reestimates of our reserves for future policy benefits and claims; our exposure to contingent liabilities; catastrophe losses; investment losses and defaults; changes in our claims-paying or credit ratings; competition in our product lines and for personnel; fluctuations in foreign currency exchange rates and foreign securities markets; risks to our international operations; the impact of changing regulation or adverse litigation results; and changes in tax law. The Company does not intend, and is under no obligation to, update any particular forward-looking statement included in this document. The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31,
2001, should be considered by readers when reviewing forward-looking statements contained in this release.

                                                              SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              AMERICAN SKANDIA LIFE
                                                              ASSURANCE CORPORATION
                                                                               (Registrant)

Date:    December 20, 2002                  By:                        /s/ Thomas M. Mazzaferro
                                                                       Thomas M. Mazzaferro
                                                                       Executive Vice President and
                                                                       Chief Financial Officer